DELAWARE GROUP® FOUNDATION FUNDS
Delaware Foundation® Growth Allocation Fund

Supplement to Delaware Foundation Growth Allocation Fund's
 Summary and Statutory Prospectuses dated July 28, 2017

On August 16, 2017, the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended), of Delaware Foundation Growth Allocation Fund (the "Board"), a series of Delaware Group Foundation Funds (the "Acquired Fund"), approved a proposal to reorganize the Acquired Fund with and into Delaware Wealth Builder Fund (the "Acquiring Fund"), a series of Delaware Group Equity Funds V (the "Reorganization"). This proposal is not subject shareholder approval.

The Board has determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the Acquired Fund's existing shareholders will not be diluted as a result of the Reorganization.

Effective as of the close of business on November 22, 2017, the Acquired Fund will be closed to new investors. It is anticipated that in mid-October 2017, Acquired Fund shareholders will receive an information statement/prospectus providing them with information about the Reorganization and the Acquiring Fund. The Reorganization is expected to take place on or about December 8, 2017. Additionally, the Acquired Fund will continue to accept purchases from existing shareholders (including reinvested dividends and capital gains) until three business days before the Reorganization.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Acquired Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Acquired Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated September 7, 2017.